U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                          Date of Report: May 19, 2004



                              ZKID NETWORK COMPANY
             (Exact Name of registrant as specified in its Charter)




       Nevada                        0-29981                      91-2027724
----------------------         ------------------              ---------------
State of Incorporation         Commission File No.             I.R.S. Employer
                                                              Identification No.

666 Dundee Road,     Northbrook, IL                    60062
------------------------------------                   -----

(Address of principal executive offices)            (Zip Code)



Registrant's telephone number,(   847   )     509     -     4200
                               ---------  -----------    ----------





                     (Registrant's former name and address)

Item 7.  Financial Statements and Exhibits

(a)      Financial statements of businesses acquired.

                  Web Safe Technologies, Inc. Audited Financial Statements for the period from December 9, 2003 to April 30, 2004 with Independent Auditor's Report dated June 24, 2004.

(b)      Pro forma financial information.

                  Proforma Consolidated Balance Sheet as of March 31, 2004 (unaudited) and Proforma Consolidated Statement of Operations as of March 31, 2004 (unaudited) reflecting the acquisition of Web Safe Technologies, Inc.

(c)      Exhibits

                  *2.0    Agreement  and  Plan  of   Acquisition   of  Web  Safe
                          Technologies, Inc. by Zkid Network Company dated April 30, 2004

                  *10.0 License Agreement No. 514770 between Battelle Memorial and Web Safe Technologies, Inc. dated April 29, 2004

* Previously filed.


SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    ZKID NETWORK COMPANY
Dated: July 12, 2004

                                                    /s/Mitchell Lederer
                                                    ------------------------
                                                    By: Mitchell Lederer
                                                    Title: CEO

                           WEB SAFE TECHNOLOGIES, INC.
               (FORMERLY ROBOTIC SURVEILLANCE TECHNOLOGIES, INC.)
                A WHOLLY OWNED SUBSIDIARY OF ZKID NETWORK COMPANY
                          (A DEVELOPMENT STAGE COMPANY)

                              FINANCIAL STATEMENTS

       FOR THE PERIOD FROM DECEMBER 19, 2003 (INCEPTION) TO APRIL 30, 2004

                                TABLE OF CONTENTS
                                -----------------



Independent Auditors' Report                                         F-1

Financial Statements

   Balance Sheet                                                     F-2

   Statement of Operations                                           F-3

   Statement of Changes in Stockholder's Equity                      F-4

   Statement of Cash Flows                                           F-5

   Notes to Financial Statements                                  F-6 - F-8

                         DIROCCO & COMPANY, C.P.A., P.A.
                         3601 WEST COMMERCIAL BOULEVARD
                                    SUITE 39
                            FT. LAUDERDALE, FL 33309
                                 (954) 358-4272

                          INDEPENDENT AUDITORS' REPORT
                          ----------------------------

To the Board of Directors
Web Safe Technologies, Inc.
(A Development Stage Company)
A Wholly Owned Subsidiary of Zkid Network Company

We have audited the accompanying balance sheet of Web Safe Technologies, Inc., formerly Robotic Surveillance Technologies, Inc. (a development stage company) (the "Company"), a wholly owned subsidiary of Zkid Network Company, as of April 30, 2004, and the related statements of operations, changes in stockholders' deficit, and cash flows for the period from December 19, 2003 (inception) to April 30, 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Web Safe Technologies, Inc. (a development stage company), a wholly owned subsidiary of Zkid Network Company, as of April 30, 2004, and the results of its operations and its cash flows for the period from December 19, 2003 (inception) to April 30, 2004, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company is in the development stage with no operations. These factors raise substantial doubt about the Company's ability to continue as a going concern. Management's plans regarding these matters are also described in Note 1. The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.


/s/ DiRocco & Company, C.P.A., P.A.
DiRocco & Company, C.P.A., P.A.
June 24, 2004

                           WEB SAFE TECHNOLOGIES, INC.
               (FORMERLY ROBOTICS SURVEILLANCE TECHNOLOGIES, INC.)
                          (A DEVELOPMENT STAGE COMPANY)
                A WHOLLY OWNED SUBSIDIARY OF ZKID NETWORK COMPANY
                                  BALANCE SHEET
                                 APRIL 30, 2004

                                     ASSETS



Current Assets
  Due from parent                                            $   135,000
  Prepaid expenses                                                15,000
                                                             -----------
    Total current assets                                         150,000

Other Assets
  License                                                         50,000
                                                             -----------
    Total other assets                                            50,000
                                                             -----------

Total assets                                                 $   200,000
                                                             ===========

                      LIABILITIES AND STOCKHOLDER'S EQUITY

Commitments

Stockholder's Equity
  Common stock, $0.01 par value; 1,000,000 shares
    authorized, 1,000 shares issued and outstanding                   10
  Additional paid in capital                                     200,138
  Accumulated deficit during development stage                      (148)
                                                             -----------
    Total stockholder's equity                                   200,000
                                                             -----------

Total liabilities and stockholder's equity                   $   200,000
                                                             ===========



   The accompanying notes are an integral part of these financial statements.

                           WEB SAFE TECHNOLOGIES, INC.
               (FORMERLY ROBOTICS SURVEILLANCE TECHNOLOGIES, INC.)
                          (A DEVELOPMENT STAGE COMPANY)
                A WHOLLY OWNED SUBSIDIARY OF ZKID NETWORK COMPANY
                             STATEMENT OF OPERATIONS
       FOR THE PERIOD FROM DECEMBER 19, 2003 (INCEPTION) TO APRIL 30, 2004



Revenue                                                  $        --
                                                         -------------

Expenses                                                           148
                                                         -------------

  Net loss before income taxes                                    (148)

Provision for income taxes                                        --
                                                         -------------

  Net loss                                               $        (148)
                                                         =============

Loss per common share                                    $       (0.15)
                                                         =============

Weighted average number of shares outstanding                    1,000
                                                         =============








   The accompanying notes are an integral part of these financial statements.


                           WEB SAFE TECHNOLOGIES, INC.
               (FORMERLY ROBOTICS SURVEILLANCE TECHNOLOGIES, INC.)
                          (A DEVELOPMENT STAGE COMPANY)
                A WHOLLY OWNED SUBSIDIARY OF ZKID NETWORK COMPANY
                  STATEMENT OF CHANGES IN STOCKHOLDER'S EQUITY
       FOR THE PERIOD FROM DECEMBER 19, 2003 (INCEPTION) TO APRIL 30, 2004


                                                                                            Accumulated
                                                        Common Stock          Additional   Deficit During       Total
                                                 -------------------------     Paid In       Development    Stockholder's
                                                    Shares        Amount       Capital         Stage           Equity
                                                 -----------   -----------   -----------   --------------    -----------
April 19, 2004 - Issuance of common stock
 for cash and note receivable                          1,000   $        10   $   199,990   $         --      $   200,000

April 19, 2004 - Additional capital investment          --            --             148             --              148

Net loss for the period from December 19,
 2003 (inception) to April 30, 2004                     --            --            --               (148)          (148)
                                                 -----------   -----------   -----------   --------------    -----------

Balance - April 30, 2004                               1,000   $        10   $   200,138   $         (148)   $   200,000
                                                 ===========   ===========   ===========   ==============    ===========



   The accompanying notes are an integral part of these financial statements.

                           WEB SAFE TECHNOLOGIES, INC.
               (FORMERLY ROBOTICS SURVEILLANCE TECHNOLOGIES, INC.)
                          (A DEVELOPMENT STAGE COMPANY)
                A WHOLLY OWNED SUBSIDIARY OF ZKID NETWORK COMPANY
                             STATEMENT OF CASH FLOWS
       FOR THE PERIOD FROM DECEMBER 19, 2003 (INCEPTION) TO APRIL 30, 2004



Cash Flows From Operating Activities:
   Net loss                                                $       (148)
   Adjustments to reconcile net loss to
      net cash used by operating activities:
      Increase in due from related party                       (135,000)
      Increase in prepaid expenses                              (15,000)
      Increase in other assets - license                        (50,000)
                                                           ------------
Net Cash Used by Operating Activities                          (200,148)
                                                           ------------

Cash Flows from Financing Activities:
      Proceeds from issuance of common stock                    200,000
      Additional capital investment                                 148
                                                           ------------
Net Cash Provided by Financing Activities                       200,148
                                                           ------------

Net increase in cash and cash equivalents                          --
Cash at December 19, 2003                                          --
                                                           ------------
Cash at April 30, 2004                                     $       --
                                                           ------------

Supplemental Disclosure of Cash Flows Information:
   Cash paid during the period for:
      Interest                                             $       --
                                                           ============
      Income taxes                                         $       --
                                                           ============



   The accompanying notes are an integral part of these financial statements.

                           WEB SAFE TECHNOLOGIES, INC.
               (FORMERLY ROBOTICS SURVEILLANCE TECHNOLOGIES, INC.)
                          (A DEVELOPMENT STAGE COMPANY)
                A WHOLLY OWNED SUBSIDIARY OF ZKID NETWORK COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                              AS OF APRIL 30, 2004


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization and Operations
---------------------------
Web Safe Technologies, Inc. (a development stage company) (the "Company" or "WSTI"), a wholly owned subsidiary of Zkid Network Company, was originally incorporated under the name Robotics Surveillance Technologies, Inc. under the laws of the State of Florida on December 19, 2003. The Company changed its name to Web Safe Technologies, Inc. on April 19, 2004.

Activities during the development stage will include developing the business plan, raising capital, and completing the customization of the licensed software products for use in Zkid Network Company's internet products.

Basis of Accounting
-------------------
The Company's financial statements are prepared using the accrual method of accounting.

Use of Estimates
----------------
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates. Estimates and assumptions are reviewed periodically and the effects of revisions are reflected in the financial statements as they are determined to be necessary.

License
-------
License is stated at cost less accumulated amortization. Amortization is computed over the asset's useful life of 20 years using the straight-line method of accounting. For the period from December 19, 2003 (inception) to April 30, 2004 no amortization was recorded (Note 3).

On an ongoing basis, management reviews the value and period of amortization of long-lived assets. During this review, the Company reevaluates the significant assumptions used in assessing the carrying cost of long-lived assets. Although the assumptions may vary from transaction to transaction, they generally include revenue growth, operating results, cash flows, and other indicators of value. Management then determines whether any adjustment is required for permanent impairment of the value of long-lived assets based upon events or circumstances, which have occurred since acquisition.

                           WEB SAFE TECHNOLOGIES, INC.
               (FORMERLY ROBOTICS SURVEILLANCE TECHNOLOGIES, INC.)
                          (A DEVELOPMENT STAGE COMPANY)
                A WHOLLY OWNED SUBSIDIARY OF ZKID NETWORK COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)
                              AS OF APRIL 30, 2004


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Income Taxes
------------
Income taxes are calculated under the provisions of Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" (SFAS 109). Under SFAS 109, the liability method is used in accounting for income taxes, which includes the effects of temporary differences between financial and taxable amounts of assets and liabilities.

Net Loss Per Share
------------------
Net loss per share is presented under Statement of Financial Accounting Standards No. 128, "Earnings Per Share" (SFAS 128). Basic earnings per share is computed by using the weighted average number of common shares outstanding and excludes any dilutive effects of options, warrants, and convertible securities. Diluted earnings per share is computed using the weighted average number of common and dilutive common shares outstanding during the period. WSTI had no outstanding options, warrants, or convertible debt at April 30, 2004.

                    Furniture                     7 years
                    Warehouse equipment           5 - 7 years
                    Computer equipment            3 - 5 years

Going Concern
-------------
The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. Going concern contemplates the realization of assets and the satisfaction of liabilities in the normal course of business over a reasonable length of time. The Company is in the development stage has no operations and has a negative cash flow from operations. The future of the Company is dependent upon its ability to obtain financing and upon future successful development and marketing of the Company's product. Management is pursuing various sources of equity financing. Although the Company plans to pursue additional financing, there can be no assurance that the Company will be able to secure such financing or obtain financing on terms beneficial to the Company. Failure to secure such financing may result in the Company's inability to continue as a going concern.

These financial statements do not include any adjustments relating to the recoverability and classifications of recorded assets, or the amounts and classification of liabilities that might be necessary in the event the Company cannot continue in existence.

Business Segments
-----------------
The Company operates in one segment and therefore segment information is not presented.

NOTE 2 - BUSINESS COMBINATION

On April 30, 2004 100% of the Company's outstanding common stock was acquired by Zkid Network Company ("Zkid") in exchange for 9,000,000 shares of Zkid's restricted common stock. Zkid's shares were valued at their five day average market value of $1,260,000, or $0.14 per share at the date of sale.

                           WEB SAFE TECHNOLOGIES, INC.
               (FORMERLY ROBOTICS SURVEILLANCE TECHNOLOGIES, INC.)
                          (A DEVELOPMENT STAGE COMPANY)
                A WHOLLY OWNED SUBSIDIARY OF ZKID NETWORK COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)
                              AS OF APRIL 30, 2004


NOTE 3 - COMMITMENT AND CONTINGENCIES

In April 2004, the Company entered into an agreement to license certain rights in patents and copyrights relating internet and intranet software products. The license provides the Company with the exclusive right to reproduce, use, license, and distribute the software products for a period of 20 years. The agreement called for the Company to pay a $50,000 licensing fee upon execution of the agreement. The agreement also calls for the Company to pay an annual fee of the greater of $5,000 or 0.01% of annual revenue (nonpayment of which may result in the termination of the license) and royalties equal to 3% of gross sales of the software products. Royalties will be computed base on gross sales net of those from the U.S. Government for which the U.S. Government has a royalty-free right of use. Additionally, as part of the licensing agreement, the Company has agreed to fund the customization of the software products to facilitate its use by the Company. In this regard the Company has advanced $15,000 towar

NOTE 4 - STOCKHOLDER'S EQUITY

April 19, 2004 - Sale of 1,000 shares of common stock to the Company's founding and sole stockholder at $200 per share.


                              ZKID NETWORK COMPANY
                        (FORMERLY E.KIDNETWORK.COM, INC.
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                                 MARCH 31, 2004
                                   (UNAUDITED)


                                                      ZKid           Web Safe
                                                    Network       Technologies,
                                                    Company            Inc.         Adjustments      Pro Forma
                                                 -------------    -------------    -------------   -------------
                       ASSETS

Current Assets
  Cash                                           $     135,963    $        --      $     135,000   $     270,963
  Prepaid expense                                       21,333           15,000             --            36,333
                                                 -------------    -------------    -------------   -------------
    Total Current Assets                               157,296           15,000          135,000         307,296
                                                 -------------    -------------    -------------   -------------

Furniture and Equipment                                  6,796             --               --             6,796
                                                 -------------    -------------    -------------   -------------

Other Assets
  License                                                 --             50,000        1,060,000       1,110,000
  Deposits                                               4,317             --               --             4,317
                                                 -------------    -------------    -------------   -------------
    Total Other Assets                                   4,317           50,000        1,060,000       1,114,317
                                                 -------------    -------------    -------------   -------------

    Total Assets                                 $     168,409    $      65,000    $   1,195,000   $   1,428,409
                                                 =============    =============    =============   =============

       LIABILITIES AND STOCKHOLDERS' DEFICIT

Current Liabilities
  Accounts payable and accrued liabilities       $     526,434    $        --      $        --     $     526,434
  Notes payable - stockholders                         554,250             --               --           554,250
  Due to stockholders                                   11,436             --               --            11,436
                                                 -------------    -------------    -------------   -------------
    Total Current Liabilities                        1,092,120             --               --         1,092,120
                                                 -------------    -------------    -------------   -------------

Stockholders' Deficit
  Preferred stock                                        1,000             --               --             1,000
  Common stock                                          11,945               10              890          12,845
  Additional paid-in capital                         4,800,282          200,138        1,059,110       6,059,530
  Subscription receivable                              (20,250)        (135,000)         135,000         (20,250)
  Stock issued at less than par value                   (2,683)            --               --            (2,683)
  Accumulated deficit during development stage      (5,714,005)            (148)            --        (5,714,153)
                                                 -------------    -------------    -------------   -------------
    Total Stockholders' Deficit                       (923,711)          65,000        1,195,000         336,289
                                                 -------------    -------------    -------------   -------------
    Total Liabilities and Stockholders'
    Deficit                                      $     168,409    $      65,000    $   1,195,000   $   1,428,409
                                                 =============    =============    =============   =============



            See Notes to Pro Forma Consolidated Financial Statements


                         ZKID NETWORK CO. AND SUBSIDIARY
                        (FORMERLY E.KIDNETWORK.COM, INC.
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                    FOR THE THREE MONTHS ENDED MARCH 31, 2004
                                   (UNAUDITED)

                                             ZKid           Web Safe
                                           Network       Technologies,
                                           Company            Inc.         Adjustments       Pro Forma
                                        -------------    -------------    -------------    -------------

Revenues                                $        --      $        --      $        --      $        --
                                        -------------    -------------    -------------    -------------

Expenses
  Consulting                                1,664,750             --               --          1,664,750
  Selling, general and administrative         173,711              148             --            173,859
  Officer's compensation                       30,000             --               --             30,000
  Depreciation and amortization                   658             --               --                658
                                        -------------    -------------    -------------    -------------
    Total Expenses                          1,869,119              148             --          1,869,267
                                        -------------    -------------    -------------    -------------

Net loss                                $  (1,869,119)   $        (148)   $        --      $  (1,869,267)
                                        =============    =============    =============    =============

Earnings (loss) per common share        $       (0.02)   $       (0.15)                    $       (0.02)
                                        =============    =============                     =============

Weighted average number of shares
     outstanding                          121,008,598            1,000                       121,008,598
                                        =============    =============                     =============






            See Notes to Pro Forma Consolidated Financial Statements

                              ZKID NETWORK COMPANY
                        (FORMERLY E.KIDNETWORK.COM, INC.
              NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)


NOTE 1 - PRO FORMA ADJUSTMENTS

The pro forma adjustments to the condensed consolidated balance sheet are as follows:

     (1) To reflect the acquisition of WSTI and the allocation of the purchase price on the basis of the fair values of the assets acquired and liabilities assumed. The components of the purchase price and its allocation to the assets and liabilities of WSTI are as follows:



              Components of purchase price:
                Common stock of the Company             $   1,260,000
                                                        -------------

                Total purchase price                    $   1,260,000
                                                        =============

              Allocation of purchase price:

                Cash                                    $     135,000
                Prepaid expense                                15,000
                License                                     1,110,000
                                                        -------------

                Total allocated purchase price          $   1,260,000
                                                        =============